ForeRetirement II Variable Annuity

Supplement Dated August 11, 2021

to your Prospectus Dated May 3, 2021

Effective August 1, 2021, the information in the “Current Expenses” and the “Current Expenses + Fund Facilitation Fee” columns for the following Funds as listed in your prospectus under “Appendix B – Funds Available Under the Contract” is deleted and replaced with the following:

Fund Objective	Fund — Share Class Adviser / Sub-Adviser	Current Expenses	Fund Facilitation Fee	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of Dec. 31, 2020)
					1 Year	5 Year	10 Year
Seeks long-term capital growth.	American Century VP Growth Fund — Class II(1) Adviser: American Century Investment Management, Inc.	0.97%	0.00%	0.97%	34.67%	19.45%	14.75%
Seeks long-term capital growth. Income is a secondary objective.	American Century VP Mid Cap Value Fund — Class II(1) Adviser: American Century Investment Management, Inc.	0.91%	0.00%	0.91%	1.11%	9.19%	10.27%

(1) This Fund’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

This Supplement should be retained for future reference.

FRII-081121-FC